UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
__________
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 29, 2019
Belden Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
_____________________

Delaware	001-12561	36-3601505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 North Brentwood Boulevard, 15th Floor
St. Louis, Missouri 63105
(Address of Principal Executive Offices, including Zip Code)

(314) 854-8000
(Registrant’s telephone number, including area code)
n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	BDC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On October 30, 2019, Belden Inc. (the Company) issued a press release announcing its financial results for the third quarter 2019. A copy of the press release is attached as Exhibit 99.1 and is incorporated into this current report.

The information in this Item 2.02 and in the press release (attached as Exhibit 99.1 to this current report) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that Section or Section 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Belden Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 2.05. Cost Associated with Exit or Disposal Activities.

On October 29, 2019, the Company’s board of directors committed the Company to a plan to sell the Grass Valley live media business (the “Business”).  The strategic shift away from the media technology sector is an outcome of a comprehensive strategic review of the Company’s portfolio undertaken during 2019.  The Company has engaged JPMorgan to identify potential buyers and evaluate proposals for the Business.  The Company intends to complete its sale of the Business during the next 12 months.

Beginning in the fourth quarter of 2019, the Business will be presented as discontinued operations.  Included in the statement of operations as of September 29, 2019 is an impairment charge related to the Business based on the Company’s estimate of the fair value of the Business as of the end of the third quarter of 2019.  The Company may incur additional impairment charges upon the eventual sale of the Business, but the Company is not able to estimate the amounts at this time.  The Company is also unable in good faith to make an estimate at this time of the other costs it expects to incur in connection with this action.

The Company will file an amendment to this Current Report on Form 8-K under this Item 2.05 within four business days after it determines an estimate or range of estimates of costs expected to be incurred in connection with the sale of the Business. Additionally, the estimated selling costs and fair value of the Business will be re-evaluated as of the end of each fiscal quarter until the Business is sold. Any changes in fair values or estimated selling costs may result in additional charges or costs that may be material to the Company’s consolidated results of operations.

The Company’s plans and expectations with respect to the sale of the business, including its estimate of the amount of impairment and any future estimates of the amount of the impairment or the estimated selling costs, are forward-looking statements.  Actual results may differ materially from these forward-looking statements for a range of reasons, including the possibility that the ultimate sale price will be lower than expected and sale costs higher than expected.

Item 9.01. Financial Statements and Exhibits.

d) Exhibits.

Exhibit Number	Description

99.1	Company news release dated October 30, 2019, titled "Belden Announces Results for Third Quarter 2019, Intent to Divest Grass Valley and Cost Reduction Program"

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BELDEN INC.

Date: October 30, 2019	By:	/s/ Brian E. Anderson
Brian E. Anderson
Senior Vice President-Legal, General
Counsel and Corporate Secretary

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